Exhibit 99.1

Altra Appoints Veteran Industrials Executive J. Scott Hall to its Board of Directors

Continues Board Refreshment Following the Appointment of Nicole Parent Haughey in April 2020

2020 Appointments Further Diversify Experience and Background of Altra’s Board and Demonstrate Ongoing Commitment to Corporate Governance Excellence

BRAINTREE, Mass., October 20, 2020 (GLOBE NEWSWIRE) -- Altra Industrial Motion Corp. (Nasdaq: AIMC) (“Altra” or the “Company”), a leading global manufacturer and supplier of motion control, power transmission and automation products, today announced that the Company’s Board of Directors (the “Board”) has appointed J. Scott Hall as a new director effective as of October 20, 2020. Mr. Hall fills a newly created seat on the Board, which now consists of eight members, seven of which are independent. Mr. Hall’s appointment follows the addition of Ms. Nicole Parent Haughey to the Board on April 28, 2020.

“We remain steadfast in our commitment to ensure we have the ideal mix of experience and perspectives on our Board to effectively oversee risk management and position Altra to deliver on our promise as a premier industrial company,” said Carl Christenson, Altra CEO and Chairman of the Board. “In 2020, we have had the benefit of adding Scott and Nicole, two highly qualified directors, to our Board.”

“As a sitting CEO with a strong background in leading complex industrial businesses and global manufacturing as well as deep expertise in mergers and acquisitions, change management and business systems, Scott brings unique skillsets and experience that complement our existing members while also bringing new perspectives to the table,” continued Christenson. “I am looking forward to working closely with Scott as we continue to leverage our resilient business model through near-term headwinds and advance our long-term growth strategy.”

Mr. Hall is currently Chief Executive Officer of publicly held Mueller Water Products, Inc. (MWA) where he runs 13 facilities across North America while serving as a member of the Company’s Board of Directors. Since joining Mueller as CEO in 2017, Mr. Hall has focused on building and strengthening Mueller’s American manufacturing footprint and leading growth through new innovation and technology-based services.  Previously, Mr. Hall held numerous leadership positions at Textron Inc., most recently as the President and Chief Executive Officer of its $3.8 billion Industrial segment. Before joining Textron in 2001, Mr. Hall held a number of leadership positions during a 17-year career at General Cable Company.

About Altra Industrial Motion Corp.

Altra Industrial Motion Corp. is a premier industrial, global manufacturer and supplier of highly engineered motion control, automation, power transmission, and engine braking systems and components. Altra's portfolio consists of 27 well-respected brands including Bauer Gear Motor, Boston Gear, Jacobs Vehicle Systems, Kollmorgen, Portescap, Stromag, Svendborg Brakes, TB Wood's, Thomson Linear and Warner Electric. Headquartered in Braintree, Massachusetts, Altra has approximately 9,200 employees and over 50 production facilities in 16 countries around the world.

Forward-Looking Statements

All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, statements regarding the Company’s ability to leverage its business model through near-term headwinds and to advance its long-term growth strategy.

In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in political and economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, and the effects of tariffs and other trade actions taken by the United States and other countries (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, including cyber-attacks or other security breaches, and failure to comply with data privacy laws or regulations, (18) risks associated with our debt leverage, (19) risks associated with restrictions contained in the agreements governing Altra’s $400 million aggregate principal amount of 6.125% senior notes due 2026  and  Altra’s revolving credit facility and term loan facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our enterprise resource planning system, (23) risks associated with the Svendborg, Stromag, and A&S acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements we have with suppliers, (25) risks related to our relationships with strategic partners, (26) our ability to offset increased commodity and labor costs with increased prices, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28) risks associated with interest rate swap contracts, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) risks related to our acquisition of A&S, including (a) the possibility that we may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate A&S, (b) expected or targeted future financial and operating performance and results, (c) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (d) our ability to retain key executives and employees, (e) slowdowns or downturns in economic conditions generally and in the markets in which the A&S businesses participate specifically, (f) lower than expected investments and capital expenditures in equipment that utilizes components produced by us or A&S, (g) lower than expected demand for our or A&S’s repair and replacement businesses, (h) our ability to successfully integrate the merged assets and the associated technology and achieve operational efficiencies, (i) the integration of A&S being more difficult, time-consuming or costly than expected, (j) the inability to undertake certain corporate actions that otherwise could be advantageous to comply with certain tax covenants, (k) potential unknown liabilities and unforeseen expenses related to the acquisition and (l) the impact on our internal controls and compliance with the regulatory requirements under the Sarbanes-Oxley Act of 2002, (33) the risk associated with the UK’s departure from the European Union, (34) Altra’s ability to achieve the efficiencies, savings and other benefits anticipated from its cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (35) the risks associated with transitioning from LIBOR to a replacement alternative reference rate, (36)  the scope and duration of the COVID-19 global pandemic and its impact on global economic systems and our employees, sites, operations, customers and supply chain, and (37) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

AIMC-G

CONTACT:

Altra Industrial Motion Corp.

Christian Storch, Chief Financial Officer

781-917-0541

christian.storch@altramotion.com